UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2004



                         INTERNATIONAL DEVELOPMENT CORP.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


            000-31343                                   98-0229321
    (Commission File Number)                 (IRS Employer Identification No.)

  30 DENVER CRESCENT, SUITE 200                           M2J 1G8
    TORONTO, ONTARIO, CANADA                            (Zip Code)
  (principal executive offices)

                                 (416) 490-0254
              (Registrant's telephone number, including area code)

                                 OZOLUTIONS INC.
                                  (Former Name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]    Written communications pursuant to Rule 425 under the Securities Act

[]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 9, 2004, International Development Corp. (the "Registrant") completed the steps necessary to effect the change in the Registrant's name from "Ozolutions Inc." to "International Development Corp." and the change in the Registrant's domicile from the State of Delaware to the State of Nevada effective December 9, 2004. The board of directors and the stockholders of the Registrant approved the changes in name and domicile and further details are contained in the Registrant's information statement, as amended, dated November 19, 2004.

         In order to effect a change in the Registrant's domicile and name, the Registrant's predecessor, Ozolutions Inc., was merged with and into International Development Corp., a Nevada corporation ("International Development") on December 9, 2004, by filing the Articles of Merger with the Secretaries of State of Delaware and Nevada. The merger had previously been approved by the holders of a majority of the shares of Ozolutions Inc. and the Registrant. Following the merger the separate corporate existence of Ozolutions Inc. ceased and the officers and directors of Ozolutions Inc. became the officers and directors of the Registrant. The stockholders of Ozolutions Inc. received one share of the common stock of the Registrant for every one share of the common stock of Ozolutions Inc. held by the common stockholders of Ozolutions Inc. The one share of common stock of Registrant, outstanding immediately prior to the merger, was cancelled.

         As a result, following the merger and the changes in name and domicile, the current common stockholders of Ozolutions Inc. will hold all of the issued and outstanding shares of the common stock of the Registrant.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

         Concurrent with the merger and change in domicile from Delaware from Nevada, which included a change of name, the Registrant adopted new articles and bylaws of International Development Corp., a Nevada corporation. The articles and bylaws of International Development Corp are included as an Attachment to the Plan of Merger which is attached as Exhibit 2.3 to this Current Report.

(a) Exhibits.

         The following exhibits are filed herewith:

  EXHIBIT NO.     IDENTIFICATION OF EXHIBIT
  -----------     -------------------------

         2.1 Articles of Merger filed with the Nevada Secretary of State effective December 9, 2004.

         2.2 Articles of Merger filed with the Delaware Secretary of State effective December 9, 2004.

         2.3      Plan of Merger.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 13, 2004                INTERNATIONAL DEVELOPMENT CORP.


                                        By /s/  Max Weissengruber
                                           -------------------------------
                                           Max Weissengruber, President